ORDINARY SHARES	6 Months Ended
Jun. 30, 2026
ORDINARY SHARES
ORDINARY SHARES

18. ORDINARY SHARES

On April 2, 2026, the Company entered into an underwriting agreement with Leerink Partners LLC (“Leerink Partners”) and LifeSci Capital LLC, pursuant to which the Company agreed to issue and sell in an underwritten public offering (the “Offering”) an aggregate of 18,666,000 ADSs (23,332,500 ordinary shares) at the offering price of US$3.75 per ADS, representing the 30-day volume-weighted average price. All of the securities are being sold by the Company. The Offering was closed on April 6, 2026 with net proceeds of US$65.8 million received by the Company. Direct cost associated with the Offering was capitalized and netted against additional paid-in capital.

In March 2024, the Company entered into a sales agreement with Leerink Partners relating to the sale of the Company’s ADSs. A prospectus supplement was filed with the Securities and Exchange Commission for the sale of ADSs having an aggregate offering price of up to US$100 million from time to time. Direct cost associated with the offer and the sale were capitalized and netted against additional paid-in capital. During the six months ended June 30, 2025, no ADSs were issued or sold under the at-the-market equity offering (the “ATM Offering”). For the six months ended June 30, 2026, 830,202 ADSs (1,037,753 ordinary shares) were issued and sold under the ATM Offering and the proceeds were received by the Company. Direct cost associated with the offer and the sale were capitalized and netted against additional paid-in capital.